UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  May 31, 2000
                                  ------------
                Date of Report (Date of Earliest Event Reported)


                             FIRST COMMUNITY BANCORP
                             -----------------------
             (Exact Name of Registrant As Specified In Its Charter)


                                   CALIFORNIA
                                   ----------
                 (State or Other Jurisdiction of Incorporation)


      00-30747                                           33-0885320
      --------                                           ----------
(Commission File Number)                       (IRS Employer Identification No.)


                                  6110 El Tordo
                        Rancho Santa Fe, California 92067
                        ---------------------------------
               (Address of Principal Executive Offices)(Zip Code)


                                 (858) 756-3023
                                 --------------
              (Registrant's Telephone Number, including Area Code)


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ITEM 2.  MERGER WITH FIRST COMMUNITY BANK OF THE DESERT.

         First Community Bancorp (the "Company") serves as the holding company for Rancho Santa Fe National Bank ("RSF"). First Community Bank of the Desert ("FCBD") was an independent state chartered bank. On May 31, 2000, a subsidiary of the Company merged with and into FCBD pursuant to an Agreement and Plan of Merger, dated as of October 22, 1999, as amended (the "Merger Agreement"), by and between the Company, RSF and FCBD, (the "Merger"). As a result of the Merger, FCBD became a wholly-owned subsidiary of the Company.

         Pursuant to the Merger Agreement, each issued and outstanding share of common stock of FCBD ("FCBD Common Stock") prior to the Merger (other than as provided in the Merger Agreement) was converted into the right to receive 0.3 shares (the "Conversion Number") of common stock of the Company ("Company Common Stock"). In addition, each option and each warrant to acquire shares of FCBD Common Stock outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) was converted into an option to acquire 0.3 shares of Company Common Stock. Upon consummation of the Merger, the Company issued approximately 1,392,873 shares of Company Common Stock to former holders of FCBD Common Stock, and as a result, the former shareholders of FCBD Common Stock own shares of Company Common Stock representing approximately 35.9% of the outstanding shares of Company Common Stock.

         The description of the Merger Agreement contained herein is qualified in its entirety by reference to the Merger Agreement which is incorporated herein as Exhibit 2.1. After giving effect to the Merger, the total assets of the Company and its subsidiaries increased to approximately $318.6 million, total deposits increased to approximately $286.9 million and total shareholder equity increased to approximately $26.8 million as of March 31, 2000 on a restated basis, before giving effect to merger costs and restructuring costs.

         As a part of the Merger, William Powers, the President and Chief Executive Officer of FCBD, was appointed to the Board of Directors of the Company. A Press Release announcing consummation of the FCBD acquisition was issued on June 1, 2000, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by this reference.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA
             FINANCIAL STATEMENTS AND EXHIBITS.

     (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          Financial statements for FCBD required by this item are incorporated herein in their entirety by this reference to Exhibit 99.2 hereto.


     (B)  PRO FORMA FINANCIAL INFORMATION.

          The  pro  forma  financial   information  required  by  this  item  is
     incorporated  herein in its  entirety  by this  reference  to Exhibit  99.3 hereto.

     (C)  Exhibits.


     The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number                                      Description
------                                      -----------

2.1 Agreement and Plan of Merger dated as of October 22, 1999 among First Community Bancorp, Rancho Santa Fe National Bank and First Community Bank of the Desert (Exhibit 2.1 to First Community Bancorp's filing on form S-4, dated May 5, 2000, incorporated herein by reference).

23.1      Consent of KPMG LLP.

99.1      Press Release.

99.2 Audited Balance Sheets of First Community Bank of the Desert as of December 31, 1999 and 1998 and the related Statements of Operations, Changes in Stockholders' Equity and Cash Flows for each of the years in the three year period ended December 31, 1999 (Pages F-23 through F-41 of First Community Bancorp's filing on form S-4, dated May 5, 2000, incorporated herein by reference).

99.3 Pro Forma Balance Sheets as of March 31, 2000 and December 31, 1999 and pro forma income statements for the three months ending March 2000 and March 1999 and pro forma income statements for each of the three years ended December 31, 1999.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated: June 9, 2000

                                           FIRST COMMUNITY BANCORP

                                           By:  /s/ Arnold C. Hahn
                                             ------------------------------
                                             Name:  Arnold C. Hahn
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit
Number                              Description
------                              -----------


2.1 Agreement and Plan of Merger dated as of October 22, 1999 among First Community Bancorp, Rancho Santa Fe National Bank and First Community Bank of the Desert (Exhibit 2.1 to First Community Bancorp's filing on form S-4, dated May 5, 2000, incorporated herein by reference).

23.1      Consent of KPMG LLP.

99.1      Press Release.

99.2 Audited Balance Sheets of First Community Bank of the Desert as of December 31, 1999 and 1998 and the related Statements of Operations, Changes in Stockholders' Equity and Cash Flows for each of the years in the three year period ended December 31, 1999 (Pages F-23 through F-41 of First Community Bancorp's filing on form S-4, dated May 5, 2000, incorporated herein by reference).

99.3 Pro Forma Balance Sheets as of March 31, 2000 and December 31, 1999 and pro forma income statements for the three months ending March 2000 and March 1999 and pro forma income statements for each of the three years ended December 31, 1999.



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